UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 11, 2009 (November 11, 2009)

BANCORPSOUTH, INC.
(Exact name of registrant as specified in its charter)

Mississippi	1-12991	64-0659571

(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

One Mississippi Plaza
201 South Spring Street
Tupelo, Mississippi	38804

(Address of principal executive	(Zip Code)
offices)
Registrant’s telephone number, including area code (662) 680-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD
     Item 7.01. Regulation FD Disclosure.
     BancorpSouth, Inc. will make a presentation on November 11, 2009 at the 2009 Banking and Financial Services Conference in New York and on November 12, 2009 at the East Coast Financial Services Conference in Palm Beach, Florida. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.
Section 9 – Financial Statements and Exhibits
     Item 9.01. Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits.
Exhibit 99.1 Presentation by BancorpSouth, Inc. at the 2009 Banking and Financial Services Conference on November 11, 2009 and the East Coast Financial Services Conference on November 12, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.
By:	/s/ William L. Prater
William L. Prater
Treasurer and Chief Financial Officer

Date: November 11, 2009

EXHIBIT INDEX

Exhibit Number	Description
99.1	Presentation by BancorpSouth, Inc. at the 2009 Banking and Financial Services Conference on November 11, 2009 and the East Coast Financial Services Conference on November 12, 2009